May 2014 Materion Corporation – Investor Presentation Exhibit 99.1

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Materion (MTRN) • An Advanced Materials Company • Strong Global Positions in Attractive and Growing Markets • Strong Value-added1 Margins • Market Cap: Approximately $700 Million 4/30/14 • Shares Outstanding: 20.9 Million • 2014 EPS Range (GAAP): $2.02 - $2.22 • 2014 EPS Range (Adjusted)2: $1.75 - $1.95 • Strong Balance Sheet: Debt-to-Debt-Plus Equity 16% • Dividend: Increased to $0.34 annualized • Share Repurchase Authorization of $50 million 1Excludes pass-through metals 2Excludes benefit of asset sale and insurance claim settlement 3

High Value-added Business Model 4 1. Identify high growth secular markets 2. Target the fastest growing niches of those markets 3. Expand with innovative products 4. Add synergistic acquisitions 5. Ensure financial discipline

Unique Global Positions – Advanced Materials • World’s Only Fully Integrated Producer of Beryllium and Beryllium Alloys – Over 75 years of reserves at Utah 5 Leading Global Position • Unique Copper-nickel-tin Material ToughMet® – Multiple advanced applications growing at over 30% annually • Precision Optical Coatings – Visible to Infrared Bandwidth – “Go To” Supplier for defense, thermal imaging, space, medical and advanced consumer applications • High Purity Gold Products for Semiconductor Fabrication (Wireless & LED) – Offering “full metal management” capabilities     • Specialty Coatings for Blood Analysis Test Strips for Medical Diagnosis – Diabetes 

Identify High Growth Secular Markets 6 Market Q1 2014 % of Value- Added Sales Macro Trends Key Drivers Consumer Electronics 29% • Smartphone growth • Tablet computers & LEDs • Gesture control Industrial Components 13% • Heavy equipment builds • Plastic mold tooling • Residential and commercial construction Automotive Electronics 10% • Increasing global car production • HEV/EV lithium ion battery components • Engine control & electronic systems Medical 10% • Glucose testing • Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment Energy 8% • Directional drilling • Rig counts • Solar, batteries & smart grid devices Defense 6% • DoD & Foreign military budgets • Demand for communications satellites • High performance optical devices Telecommunications Infrastructure 5% • Global 4G builds • Base stations • Undersea fiber-optics expansion Commercial Aerospace 5% • New airplane builds & retrofits • Increasing air travel Note: As of 1/1/14, Commercial Aerospace has been separated from Industrial Components and Science has been separated from Defense.

Significant New Value Drivers • Global Beryllium Supply Shortage • Government Stockpile Replenishment • Enhanced Capacity • Facility Consolidation and Product Line Rationalization • Company-wide Procurement to Optimize Spend • Pricing Tools • New Technology and Marketing Development Processes 7

Recent New Product Successes • LED Phosphors • Gesture Control • Rolled ToughMet® Bearings • Bulk Metallic Glass (Liquidmetal) • Aluminum Metal Matrix Composites • Dovetail Connectors • Wafer Level Processing 8

Broadening our Reach Through Acquisitions and Materials Innovation 2002 Today 9 Beryllium and Alloys Key Markets: Automotive Electronics Defense and Science Telecom & Infrastructure Semiconductor Appliance Key Markets: Automotive Electronics Defense and Science Telecom & Infrastructure Semiconductor Appliance Plus Expansion and/or entry into the following: Consumer Electronics Commercial Aerospace Heavy Industrial Equipment Services Optical Energy – Conventional and Alternative Medical Industrial Precious Metals and Microelectronics Packaging Beryllium and Alloys Industrial Precious Metals and Microelectronics Packaging New Non-Be Alloys and Composites Optical and Medical Coatings Specialty Chemicals Broadened Precious and Semi-Precious Metals

Successful Repositioning – Snapshot 10 2002 2013 Revenue $0.4B  $1.2B Debt-to-Debt-Plus-Equity 43%  12% Cyclicality High  Lower Growth GDP  >GDP

High Operating Margins GAAP Margin Value-added(1) Margin Gross Profit 16% - 18% 35% - 40% Operating Profit 3% - 5% 9% - 12% 11 Removing High Value Metals Clarifies Margins (1) Normal margin range excluding non-recurring items and pass-through metals

Ensure Financial Discipline 12 Maintain strong balance sheet Debt-to-Debt-Plus-Equity Maximum 30% Strong cash flow • Cash flow from operations averages approximately $50M for the past five years • Reduction in working capital* goal to <20% sales *AR, Inv & A/P Resources to finance organic growth and acquisitions while returning cash to shareholders 21% 12% 0% 10% 20% 30% 2005 2013 After $228M in acquisitions Each 5% reduction of working capital as a % of sales results in $60 million of cash

Financial Goals Next 3 - 5 Years Next 3 - 5 years Value-added revenue growth 6%/Year Margins (OP % VA) 12% - 14% ROIC (pre-tax) >15% Annual Free Cash Flow >50M Working capital % sales <20% Debt-to-Debt-Plus-Equity <30% Acquisitions $50M - $100M Annually 13

T H E S I S Positioned to Deliver Long-term, Sustainable Growth 14 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan Revenue Base Margins Capital Eff.

I N S U M M A R Y Why Invest in Materion Corporation? 15 Positioning A leader in high-growth markets Performance Strong performance record Growth Executing three point strategy • Global player in strong secular growth markets • Sustainable long-term growth • Proven business model • Target, capture niche, then expand • Clear financial goals, performance continuing to improve • Strong value today

Appendix

Target High Growth, Leading-edge Markets A-1 Reportable Segments ADVANCED MATERIAL TECHNOLOGIES PERFORMANCE ALLOYS BERYLLIUM & COMPOSITES TECHNICAL MATERIALS Key Markets Precious, Non-precious, Specialty Metal and Inorganic Materials, Electronic Packages and Components Bulk and Strip Form Products and Beryllium Hydroxide Beryllium and Beryllia Ceramic Products Specialty Strip Metal Products CONSUMER ELECTRONICS p p p INDUSTRIAL COMPONENTS p p p AUTOMOTIVE ELECTRONICS p p p MEDICAL p p ENERGY p p p p DEFENSE p p p TELECOMMUNICATIONS INFRASTRUCTURE p p p COMMERCIAL AEROSPACE p p p

Value-added Sales: Materion Consumer Electronics 29% Industrial Components 13% Automotive Electronics 10% Medical 10% Energy 8% Defense 6% Telecom Infrastructure 5% Commercial Aerospace 5% Services 4% Science 3% Appliance 2% Other 5% Q1-2014 - $144.9M A-2 OP% of Value-added Sales 8%

Value-added Sales: By Segment Technical Materials 6% Advanced Material Technologies 46% Performance Alloys 38% Beryllium & Composites 10% Q1-2014 - $144.9M A-3 OP% of Value-added Sales 8%

Value-added Sales: Advanced Material Technologies Consumer Electronics 41% Medical 19% Services 10% Industrial Components 8% Defense 5% Energy 5% Telecommunications Infrastructure 4% Science 3% Other 5% Q1-2014 - $65.6M A-4 OP% of Value-added Sales 12%

Value-added Sales: Performance Alloys Consumer Electronics 24% Industrial Components 18% Automotive Electronics 17% Energy 13% Commercial Aerospace 11% Telecommunications Infrastructure 7% Appliance 6% Other 4% Q1-2014 - $54.6M A-5 OP% of Value-added Sales 6%

Value-added Sales: Beryllium and Composites Defense 31% Industrial Components 23% Science 14% Telecommunications Infrastructure 9% Commercial Aerospace 2% Energy 1% Other 9% Q1-2014 - $15.5M A-6 OP% of Value-added Sales 7% Medical 11%

Value-added Sales: Technical Materials Automotive Electronics 46% Consumer Electronics 26% Energy 17% Other 11% Q1-2014 - $9.2M A-7 OP% of Value-added Sales 2%

Core Technologies 1. High Purity Gold and Silver for Industrial Applications 2. Powder Science and Processing (Vacuum, Hot and Cold Isostatic Pressing, Press/Sinter) … Metal, Ceramic and Chemical 3. Full Metal Processing Technology (Melting, Casting, Rolling, Extrusion) 4. Selective Electroplating 5. Precision Optical Filters and Coating Technology 6. Thin Film Large Area Coating 7. Numerous “Specialties” … Cladding, Electron Beam Welding, Diffusion Bonding 8. Shield Kit Cleaning 9. Chemical Synthesis 10. Amorphous Metals / Bulk Metallic Glass (Liquid Metals) A-8

Continuing to Execute Three-point Strategy A-9 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

S T R A T E G Y # 1 : G R O W T H Expand and Diversify Revenue Base • Targeting expansion in secular growth markets including: – Smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD • Ongoing global expansion – Asia • Strategic acquisition  fast accretion – Technology breadth – Global reach – Product diversification A-10

S T R A T E G Y # 2 : M A R G I N S Expand Margins – Key Drivers A-11 1 Lean Sigma operating efficiency 2 Higher value- added products 3 Cost reductions Normalized Margin 9 - 12% Target Margin 12 - 14% (OP % VA) Excludes non-recurring items and pass-through metals

S T R A T E G Y # 3 : C A P I T A L E F F I C I E N C Y Improve Fixed and Working Capital Efficiency A-12 Lean Sigma • Cycle time reduction • Yield improvement • On-time shipments Each 5% reduction in working capital as a % of sales = $60M of cash Improve Working Capital Efficiency Working capital % of sales 41% 31% <20% 2002 2013 Target

Strategy in Action: Outgrowing Growth Markets Growth of Materion Oil and Gas Sales vs. Market Growth of Materion Aerospace Sales vs. Market A-13 0 100 200 300 400 500 600 700 0 100 200 300 400 500 600 Materion Sales Materion Sales Global Rig Count Aircraft Delivered +550% +90% +400% +80%

New Product and Technology Development Advanced Material Technologies Materials and Services – Expanded Shield Kit Cleaning Services – Including New Technology to Improve Precious Metal Returns – Materials for High Brightness LEDs – Specialty Inorganic Compounds for Thin Film Solar Panels (solar, security) – High Purity Metals and Chemicals for Semiconductor and Display Applications – Next Generation Memory and Thin Film Head Materials A-14

New Product and Technology Development Advanced Material Technologies (cont.) Coatings – Thin Film Vapor Deposited Electrodes for Medical Diagnostics – Precision Optical Thin Film Coatings (Specialty Filters) – Large Area Format Serving Astronomy, Space, Science – Multi-hyper – Spectral Array Filters – Patterned Medical Large Area Coatings Capabilities Packaging – RF Packages for the Latest Infrastructure Technology (3G and 4G) A-15

New Product and Technology Development Performance Alloys – ToughMet® Alloy “Strip” for High Volume Bearing Applications – BrushForm 158 “Strip” for Cell Phone Camera Suspension Applications – ToughMet® Alloy “Wire” for Next Generation Cell Phone Camera Suspension Applications – ToughMet® Alloy “Bulk” with Enhanced Impact Toughness – ToughMet®“Alloy “Sheet” for Vehicle Gearboxes – “Next Generation” Alloy for Oil & Gas Beryllium and Composites – Nearer Net Shape Fabrication (hot isostatic pressing) – Truextent™ Speaker Diaphragms – Investment Casting – Amorphous Metals / Bulk Metallic Glass – SupremEX™ Aluminum Metal Matrix Composites – Improved Foils for X-ray Windows – Durox ®Alumina Ceramics Technical Materials – Hybrid & Electric Vehicle Battery Components – Power Electronics – Smart Grid Meters A-16

I/O Connector Contacts Battery Contacts Internal Antenna Contacts Grounding Clips and Audio Jacks Micro Mezzanine Connectors for LCD Screen Internal Electronics and LED • Thin Film Materials – Power amplifiers, LED, SAW and BAW devices, filters, and ICs • Hermetic Solutions for SAW • Refining / Recycling • Precision Parts Cleaning Other Smart Phone Applications: • Circuit Board and IC Inspection • RoHS Compliance Assurance • Cellular Infrastructure with High Power RF Packaging Internal Electronics • Precursor materials for GaAs wafer production Applications: Smart Phones A-17 Voice Coil Motor (auto focus lens stabilizer)

Avionics/Electrical Systems Airframe Structure Landing Gear Attachments Engine and Pylon Attachments Flight Control Mechanisms Horizontal Stabilizer & Rudder Attachments Hydraulic Systems Fuel Systems Wing Attachments Doors & Hatches Landing Gear Components Flight Attendant Jumpseat Spring Safety Slide Mechanism Other Aerospace Applications: • Baggage Inspection • Nondestructive Evaluation (Cracked Component Detection) A-18 Applications: Aerospace

Under Water Wellhead Equipment Directional Drilling Equipment Measuring While Drilling (MWD) Logging While Drilling (LWD) Mud Pulse Telemetry (MPT) Systems Drill Bits Structural Rig Components Wellhead Control Equipment Other Oil & Gas Applications: • Artificial Lift Equipment • Elemental Analysis • Down Hole X-Ray Inspection Remote Operated Vehicles, blow out preventers, hydraulic actuators, control fluid couplings Applications: Oil & Gas A-19

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials Silicon based photovoltaic cells Front and back contact layers TCO Transparent Conductive Oxide layers Technology: Cadmium Telluride (CdTe) Thin Film (PVD) Materials Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials TCO Transparent Conductive Oxide layers Front and Back-contact layers Technology: Copper Indium Gallium Selenide (CIGS) Thin Film (PVD) Materials as well as Powders for Printing CIGS applications Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells. Technology: Concentrator Photovoltaic (CPV) Thin Film (PVD) Materials Solar technology based on concentrating Solar rays into a semiconductor device via large lens. Anti-Reflection Coating Materials Precious metal contact materials Micro Electronic Packaging Products: Bonding Ribbon - Au & Ag Lead-free Solders Metalized Ceramic Substrates Technology: Flexible Solar Cells / Building Integrated Photovoltaic: Thin Film Services: Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense. Technology: Crystalline Silicon (Si) Interconnect Materials Front and backplane systems for high efficiency designs. Applications: Solar Energy A-20 25 Alloy Strip Panel Interconnects

Cardiac Rhythm Management • Electronic Interconnects/Components • Niobium/Titanium Electron Beam Weld Insulin Pump • EMI Shielding and Grounding • Electrical Terminals in Connectors Seizure Control • Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D) External Glucose Analysis • Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis • Thin Film Coatings – Electrode Monitoring device Radiation Therapy – Neutron Reflectors X-Ray Mammography Other Medical Applications: • DNA Sequencing Optics • CT Scan • Diagnostic X-Rays • Advanced Drug Delivery Components • Diagnostic Electronic Components • Anesthesia Monitoring Components • Operating Instruments • Medical Radioisotopes (production reactors) • RF connectors for MRI equipment, communication devices • RF Connectors for Portable Diagnostic/Therapeutic Equipment Applications: Medical A-21 Battery Contacts for Hearing Aids

Applications: Telecommunications Infrastructure Base Stations • Coaxial Connectors • High Power Amplifiers Local Area Networks • Shielding • Modular Jacks • PCB Sockets • Processor Sockets Other Telecommunications Infrastructure Applications • Undersea Repeater Housings A-22

Lithium Ion Battery Interconnects Battery Management Resistors Electronic Power Steering Modules ABS Leadframes Engine Efficiency Oxygen Sensors Mirror & Windshield Electronic Connections Air Bag Sensors Lamp Socket Connectors Auto Dimming Mirror Connectors Hybrid Vehicle Motor & Module Connectors Window and Door Switches Fuel Pump and Fuel Level Sensors Battery Terminals Engine Ignition and Control Modules Battery & Relay Control Modules Turn Signal and Emergency Flasher Relays On Board Telematics Applications: Automotive Electronics A-23 Night Vision Optics Speed Control Optics Camera Optics Navigation System Contacts Start-Stop System

Applications: Defense • Infrared Sensors for Fighter Jet and UAV Optical Targeting • Electronic Packaging for Defense Avionics, Radar and Electronic Countermeasure Systems • Structural and Electronic Components for Satellites • X-ray Windows in Security Imaging Systems • Laser Protection Optical Coatings • Night Vision System Optics A-24

Value-added Sales - Reconciliation of Non-GAAP Measure A-25 $ Millions First First Fourth Quarter 2014 Quarter 2013 Quarter 2013 Sales Advanced Material Technologies 163.2$ 193.9$ 178.1$ Performance Alloys 66.7 74.5 73.8 Beryllium and Composites 15.4 12.3 19.1 Technical Materials 13.6 18.5 15.1 All Other - - - Total 258.9$ 299.2$ 286.1$ Less: Pass-through Metal Cost Advanced Material Technologies 97.6$ 125.2$ 109.7$ Performance Alloys 12.1 15.3 14.0 Beryllium and Composites - - - Technical Materials 4.4 7.4 5.2 All Other - - - Total 114.1$ 147.9$ 128.9$ Value-added Sales (non-GAAP) Advanced Material Technologies 65.6$ 68.7$ 68.4$ Performance Alloys 54.6 59.2 59.7 Beryllium and Composites 15.5 12.3 19.1 Technical Materials 9.2 11.1 10.0 All Other - - - Total 144.9$ 151.3$ 157.2$ Gross Margin Advanced Material Technologies 23.2$ 24.9$ 24.5$ Performance Alloys 15.5 17.3 16.0 Beryllium and Composites 4.9 2.7 4.3 Technical Materials 2.0 3.6 4.0 All Other (0.2) (0.2) 0.3 Total 45.4$ 48.3$ 49.1$ Operating Profit Advanced Material Technologies 7.6$ 3.4$ (0.5)$ Performance Alloys 3.5 7.2 4.7 Beryllium and Composites 1.1 (1.3) 0.3 Technical Materials 0.2 1.4 1.6 All Other (1.4) (1.2) (0.7) Total 11.0$ 9.5$ 5.4$ The cost of gold, silver, platinum, palladium and copper is passed through to customers and therefore the trends and comparisons of sales are affected by movements in the market price of these metals. Internally, management reviews sales on value-added basis. Value-added sales is a non-GAAP measure that deducts the value of the pass-through metals sold from sales. Value-added sales allows management to assess the impact of differences in sales between periods or segments and analyze the resulting margins and profitability without the distortion of the movements in pass-through metal prices. The dollar amount of gross margin and operating profit is not affected by the value-added sales calculation. The Company sells other metals and materials that are not considered direct pas throughs and their costs are not deducted from sales to calculate value-added sales. The Company's pricing policy is to pass the cost of these metals on to customers in order to mitigate the impact of price volatility on the Company's results from operations and value-added information is being presented since changes in metal prices may not directly impact profitability. It is the Company's intent to allow users of the financial statements to review sales with and without the impact of the pass-through metals.

Non-GAAP Value-added Operating Profit Margins A-26 Value-added Sales Ratios First First Fourth 1st Quarter 2014 Quarter 2014 Quarter 2013 Quarter 2013 Gross Margin as a Percent of Value-added Sales Advanced Material Technologies 35% 36% 36% Performance Alloys 28% 29% 27% Beryllium and Composites 32% 22% 22% Technical Materials 22% 32% 41% Total 31% 32% 31% Operating Profit as a Percent of Value-added Sales Advanced Material Technologies 12% 5% -1% Performance Alloys 6% 12% 8% Beryllium and Composites 7% -11% 1% T chnical Materials 2% 13% 17% Total 8% 6% 3% Value-added sales is a non-GAAP measure. See attached reconciliation.